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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, D.C. 20549



                               --------------------



                                    FORM 8-K




                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 3, 2002


                          Commission File Number 1-8432


                              MESA OFFSHORE TRUST
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




             NEW YORK                                     76-6004065
  (State or other jurisdiction                        (I.R.S. Employer
of incorporation or organization)                     Identification No.)




    JPMORGAN CHASE BANK, TRUSTEE                             78701
    INSTITUTIONAL TRUST DIVISION                           (Zip Code)
            700 LAVACA
          AUSTIN, TEXAS
(Address of principal executive offices)




                       TELEPHONE NUMBER (512) 479-2562
             (Registrant's telephone number, including area code)

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ITEM 4   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On July 3, 2002, Mesa Offshore Trust (the "Trust") dismissed Arthur Andersen LLP ("Arthur Andersen") as the Trust's independent accountants. The Trust has engaged KPMG LLP ("KPMG") as its new independent accountants effective immediately. The decision to change the Trust's independent accountants was recommended by the [working interest owners/trustee] of the Trust.

(b) Arthur Andersen's reports on the Trust's consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

(c) During the two years ended December 31, 2001 and the subsequent interim period preceding the decision to change independent accountants, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen, would have caused the former accountant to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.

(d) During the two years ended December 31, 2001 and the subsequent interim period preceding the decision to change independent accountants, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "reportable events" means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

     The Trust provided Arthur Andersen with a copy of the foregoing disclosures. While the Trust received no information from Arthur Andersen that Arthur Andersen has a basis for disagreement with such statements, the Trust has been informed that, in light of recent developments at Arthur Andersen, Arthur Andersen has ceased providing written representations for use in Form 8-Ks concerning changes in a registrants certifying accountants.

(e) Effective July 3, 2002 the Trust engaged KPMG as its independent accountants. During the two years ended December 31, 2001 and the subsequent interim period preceding the decision to change independent accountants, neither the Trust nor anyone on its behalf consulted KPMG regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's consolidated financial statements, nor has KPMG provided to the Trust a written report or oral advice regarding such principles or audit opinion.

(f) The Trust has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Arthur Andersen dated July 3, 2002 is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

       Exhibit No. and Description of Exhibit

       The letter from Arthur Andersen LLP pursuant to Item 304(a)(3) of Regulation S-K will be filed by amendment to this Form 8-K when and if provided to us by Arthur Andersen LLP.


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                                  SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MESA OFFSHORE TRUST

                                        BY: JPMORGAN CHASE BANK, TRUSTEE


                                        By: /s/ MIKE ULRICH
                                           -------------------------------------
                                           Mike Ulrich
                                           Senior Vice President & Trust Officer




Dated:  July 3, 2002







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